EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report on Form 10-K of Insightful Corporation for the year ended December 31, 2003, I, Jeffrey E. Coombs, President and Chief Executive Officer of Insightful Corporation, hereby certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) such Annual Report on Form 10-K of Insightful Corporation for the year ended December 31, 2003, fully complies with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of 1934; and

          (2) the information contained in such Annual Report on Form 10-K of Insightful Corporation for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.

                                      /s/ Jeffrey E. Coombs
                                      --------------------------
                                      Jeffrey E. Coombs
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)

March 30, 2004